UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
September 13, 2005

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
58 South Service Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 8.01 Other Events
ITEM 9.01 Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: SERVICE CONTRACT
EX-10.2: COMPENSATORY ARRANGEMENTS
EX-10.3: CHANGE IN CONTROL AGREEMENT
EX-10.4: AMENDED LETTER AGREEMENT
EX-10.5: AMENDED CHANGE IN CONTROL AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-99.3: PRESS RELEASE

ITEM 1.01 Entry into a Material Definitive Agreement
     On September 20, 2005, the Compensation Committee of the Board of Directors of OSI Pharmaceuticals, Inc. (“OSI”) approved the terms of a Service Contract between Prosidion Limited, OSI’s wholly-owned subsidiary, and Dr. Anker Lundemose, pursuant to which Dr. Lundemose will serve as Chief Executive Officer of Prosidion Limited, President of (OSI) Prosidion (the diabetes and obesity business unit of OSI), and Executive Vice President of OSI where he also serves on OSI’s Executive Management Committee. The Service Contract provides for a base salary of £175,000 per annum, plus other such amounts, if any, as the Board of Directors may from time to time determine. In addition, Dr. Lundemose is entitled to receive other customary fringe benefits generally available to OSI’s executive employees. The Service Contract also provides that Dr. Lundemose will receive, on an annual basis, options to purchase a number of shares of common stock of OSI to be determined by the Compensation Committee of the Board of Directors of OSI. This Service Contract supersedes an earlier agreement between both Dr. Lundemose and Prosidion Limited. Further details of Dr. Lundemose’s employment are set forth in the Service Contract attached as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”) and incorporated herein by reference.
     On September 20, 2005, the Board of Directors approved the promotion of Dr. Neil Gibson to Chief Scientific Officer, and the Compensation Committee increased his salary to $280,000. The Committee also approved the terms of a Change in Control agreement with Dr. Gibson. Further details regarding Dr. Gibson’s salary and change in control agreement are set forth in the Compensatory Arrangements for Executive Officers, as amended, and the Change of Control Agreement attached as Exhibits 10.2 and 10.3 to this Form 8-K, respectively, and incorporated herein by reference.
     On September 20, 2005, the Compensation Committee also approved certain revisions to the letter agreement for Robert L. Simon and the Change of Control Agreement for Barbara A. Wood, Esq., to provide that upon a change of control (i) all outstanding unvested options will vest and become fully exercisable and (ii) the payment upon termination within six months following a change of control will include a prorated bonus in addition to twelve months salary. Further details regarding these revisions are set forth in the amended letter agreement for Mr. Simon and the amended Change in Control Agreement for Ms. Wood attached as Exhibits 10.4 and 10.5 to this Form 8-K respectively and incorporated herein by reference
ITEM 8.01 Other Events
     On September 13, 2005, OSI and its partner, Genentech, Inc., announced that the Oncologic Drug Advisory Committee appointed by the U.S. Food and Drug Administration voted 10 to 3 in favor of recommending approval of Tarceva® (erlotinib) in combination with gemcitabine for the treatment of advanced pancreatic cancer in patients who have not received previous chemotherapy. Details regarding the recommendation are set forth in OSI’s press release dated September 13, 2005 which is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     On September 15, 2005, OSI announced that (OSI) Prosidion, its business unit focused on the discovery and development of diabetes and obesity therapeutics, presented preclinical research data on its Dipeptidyl Peptidase IV inhibitor, PSN9301, during the European Association for the Study of Diabetes 41st Annual Meeting held from September 10th – 15th in Athens, Greece. Details regarding the presentation are set forth in OSI’s press release dated September 15, 2005 which is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
     On September 21, 2005, OSI announced that its international partner for Tarceva, Roche, received approval from the European Commission of Tarceva for the treatment of patients with locally advanced metastatic non-small cell lung cancer after failure of at least one prior chemotherapy regimen. Details regarding the approval are set forth in OSI’s press release dated September 21, 2005 which is attached hereto as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.
ITEM 9.01 Exhibits

Exhibit No.	Description
10.1	Service Contract, dated September 20, 2005, by and between Prosidion Limited and Dr. Anker Lundemose.

10.2	Compensatory Arrangements of Executive Officers, as amended.

10.3	Change in Control Agreement, dated September 20, 2005, by and between OSI Pharmaceuticals, Inc. and Dr. Neil Gibson.

10.4	Amended Letter Agreement, dated September 20, 2005, by an between OSI Pharmaceuticals, Inc. and Robert L. Simon.

10.5	Amended Change in Control Agreement, dated September 20, 2005, by and between OSI Pharmaceuticals, Inc. and Barbara A. Wood, Esq.

99.1	Press release, dated September 13, 2005.

99.2	Press release, dated September 15, 2005.

99.3	Press release, dated September 21, 2005.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2005	OSI PHARMACEUTICALS, INC.

By:	/s/ Michael G. Atieh
	Name:	Michael G. Atieh
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Service Contract, dated September 20, 2005, by and between Prosidion Limited and Dr. Anker Lundemose.

10.2	Compensatory Arrangements of Executive Officers, as amended.

10.3	Change in Control Agreement, dated September 20, 2005, by and between OSI Pharmaceuticals, Inc. and Dr. Neil Gibson.

10.4	Amended Letter Agreement, dated September 20, 2005, by an between OSI Pharmaceuticals, Inc. and Robert L. Simon.

10.5	Amended Change in Control Agreement, dated September 20, 2005, by and between OSI Pharmaceuticals, Inc. and Barbara A. Wood, Esq.

99.1	Press release, dated September 13, 2005.

99.2	Press release, dated September 15, 2005.

99.3	Press release, dated September 21, 2005.